Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

HENNESSY TOTAL RETURN FUND
Investor Class  HDOGX

Summary Prospectus
February 28, 2023

hennessyfunds.com  |  1-800-966-4354

The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2023, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund at no cost online at www.hennessyfunds.com/funds/fund-documents, by calling 1-800-966-4354 or 1-415-899-1555, or by emailing fundsinfo@hennessyfunds.com.

Investment Objective

The Hennessy Total Return Fund seeks total return, consisting of capital appreciation and current income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES
(fees paid directly from your investment)		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.60%
Distribution and Service (12b-1) Fees		0.15%
Other Expenses		1.02%
Shareholder Servicing	0.10%
Interest Expense	0.52%
Remaining Other Expenses	0.40%
Total Annual Fund Operating Expenses		1.77%

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$180	$557	$959	$2,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests in the 10 highest dividend-yielding Dow Jones Industrial Average (“DJIA”) stocks (known as the “Dogs of the Dow”) and in U.S. Treasury securities with a maturity of less than one year.

The Fund invests approximately 50% of its assets in the 10 Dogs of the Dow stocks in roughly equal dollar amounts and approximately 50% of its assets in U.S. Treasury securities with a maturity of less than one year. The Fund then utilizes a borrowing strategy that allows the Fund’s performance to approximate what it would be if the Fund had an asset allocation of roughly 75% Dogs of the Dow stocks and 25% U.S. Treasury securities. The Fund typically borrows money by entering into reverse repurchase agreements secured by its portfolio of U.S. Treasury securities.

The total portfolio is divided into multiple sub-portfolios, each of which uses the Dogs of the Dow strategy. On various dates throughout the year, each of these sub-portfolios is reviewed. In a review, the Investment Manager determines the 10 highest yielding common stocks in the DJIA by annualizing the last quarterly or semi-annual ordinary dividend declared on each stock and dividing the result by the market value of that stock. The Fund then purchases those stocks in approximately equal amounts for the sub-portfolio being reviewed. From time to time, the Fund also may purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of less than one year for the sub-portfolio being reviewed. On the next date, another sub-portfolio is reviewed in a similar manner.

Regardless of whether they remain in the DJIA or retain the characteristics of Dogs of the Dow Stocks, the Fund generally holds the stock investments within each sub-portfolio for one year, at which time the applicable sub-portfolio is up for another review.  At the end of the one-year period, the Fund sells any stocks in the applicable sub-portfolio that are no longer Dogs of the Dow stocks and replaces them with stocks that are Dogs of the Dow stocks. Additionally, the Fund may sell a portion of the stocks that remain in the applicable sub-portfolio so that the rebalanced portion of the sub-portfolio adheres to the Fund’s asset allocation strategy.

Principal Risks

Although a portion of the Fund’s portfolio is invested in U.S. Treasury securities, there are market and investment risks associated with an investment in the Fund, as there are with any security. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Borrowing Risk: The Fund borrows against its investments by entering into reverse repurchase agreements secured by its portfolio of U.S. Treasury securities. Purchasing U.S. Treasury securities with borrowed money is an investment technique that increases investment risk because if the securities purchased with borrowed money decline in value, the Fund’s losses would be greater than if it had used cash to make purchases. Also, the Fund incurs interest costs when it borrows money, and these costs may exceed the investment returns it earns on the securities purchased with borrowed money. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee, or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds from the reverse repurchase agreement may effectively be restricted pending such decision.

Formula Investing Risk: The Fund will adhere to its strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, regardless of any adverse developments that may arise. This could result in substantial losses to the Fund if, for example, the stocks selected for the Fund’s portfolio in a given year are experiencing financial difficulty or are out of favor with investors.

Non-Diversification Risk: The Fund is non-diversified under the Investment Company Act. Accordingly, the Fund typically invests a greater portion of its assets in, and its performance may be affected by, a smaller number of issuers than if it were a diversified fund. Further, the Fund may experience greater losses as a result of a single issuer’s unfavorable market or economic conditions or other adverse developments impacting the market value of the issuer’s securities.

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, political and other events, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Tax Law Change Risk: Tax law is subject to change, possibly with retroactive effect, or to different interpretations. For example, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on issuer stock repurchases. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the value of or tax consequences of your investment in the Fund. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.

Performance Information

The following performance information provides some indication of the risks of investing in the Hennessy Total Return Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of an index that reflects a broad measure of market performance, the DJIA, as well as an additional index that reflects the types of securities in which the Fund invests, the 75/25 Blended DJIA/Treasury Index (which consists of 75% common stocks represented by the DJIA and 25% short-duration Treasury securities represented by the ICE BofAML U.S. 3-Month Treasury Bill Index). For additional information on these indices, please see “Descriptions of Indices” on page 68 of the Prospectus. The Fund is the successor to the Hennessy Total Return Fund, a series of The Hennessy Funds, Inc. (the “Predecessor Total Return Fund”). The performance information provided for the periods on or prior to February 28, 2014, is historical information for the Predecessor Total Return Fund, which was managed by the same investment adviser and had the same investment objective and investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available at www.hennessyfunds.com.

HENNESSY TOTAL RETURN FUND
CALENDAR YEAR TOTAL RETURNS

For the period shown on the bar chart, the Fund’s highest quarterly return was 12.66% for the quarter ended December 31, 2022, and the lowest quarterly return was -17.87% for the quarter ended March 31, 2020.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2022)

	One	Five	Ten
	Year	Years	Years
Hennessy Total Return Fund

Return before taxes	1.39%	3.98%	6.82%

Return after taxes
on distributions	-0.18%	2.88%	5.31%

Return after taxes
on distributions and
sale of Fund shares	1.94%	3.01%	5.25%

75/25 Blended
DJIA/Treasury Index
(reflects no deduction for
fees, expenses, or taxes)	-4.43%	6.90%	9.54%

Dow Jones
Industrial Average
(reflects no deduction for
fees, expenses, or taxes)	-6.86%	8.38%	12.30%

We use the 75/25 Blended DJIA/Treasury Index as an additional index because it reflects the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the highest historical individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s “return after taxes on distributions and sale of Fund shares” may be higher than its “return before taxes” or its “return after taxes on distributions” because it may include a tax benefit due to the capital losses generated by the sale of Fund shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA, are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program.  Mr. Hennessy has served as a Portfolio Manager of the Fund since its inception, has served as the Chief Market Strategist of the Hennessy Funds since March 2021, and has been the Chief Executive Officer and Chairman of the Board of Directors of the Investment Manager since its organization in 1989.  Mr. Kelley has served as a Portfolio Manager of the Fund since May 2018, has served as the Chief Investment Officer of the Hennessy Funds since March 2021, and has been employed by the Investment Manager since 2012. Mr. Wein has served as a Portfolio Manager of the Fund since February 2021, as a Co-Portfolio Manager from February 2019 until February 2021, and previously served as a Senior Portfolio Analyst of the Fund from the time he joined the Investment Manager in September 2018 until February 2019.

Purchase and Sale of Fund Shares

To purchase Fund shares, you may contact your broker-dealer or other financial intermediary. To purchase Fund shares directly from the Hennessy Funds, or for assistance with completing your application, please call 1-800-966-4354 or 1-415-899-1555 between 9:00 a.m. and 7:00 p.m. Eastern time/6:00 a.m. and 4:00 p.m. Pacific time on Monday through Thursday or between 9:00 a.m. and 5:00 p.m. Eastern time/6:00 a.m. and 2:00 p.m. Pacific time on Friday (excluding holidays).  You may buy Fund shares any day the New York Stock Exchange (“NYSE”) is open.

The minimum initial investment in the Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts.  For corporate-sponsored retirement plans, there is no minimum initial investment.  There is no subsequent minimum investment requirement.  A $100 minimum exists for each additional investment made through an Automatic Investment Plan.  The Fund may waive the minimum investment requirements from time to time.  Investors purchasing Fund shares through financial intermediaries’ asset-based fee programs may have the above minimums waived by their intermediary, since the intermediary, rather than the Fund, absorbs the increased costs of small purchases.

You may redeem Fund shares each day the NYSE is open either by mail (Hennessy Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by calling the Transfer Agent at 1-800-261-6950 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time on Monday through Friday (excluding holidays).  Investors who wish to redeem Fund shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem Fund shares may be placed.

Tax Information

The Fund’s distributions generally will be taxable to you as ordinary income or capital gains regardless of whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for performing shareholder services or distribution-related services for the Fund.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Fund over another investment.  Ask your financial adviser or visit your financial intermediary’s website for more information.